UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.0001 per share	OPAL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock	OPALW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is incorporated herein by reference, as applicable.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Opal Fuels Intermediate HoldCo LLC (“Borrower”), an indirect subsidiary of Opal Fuels Inc. (the “Company”), is the borrower under that $125 million Delayed Draw Term Loan and Guaranty Agreement dated as of October 22, 2021, as amended (as so amended, the “DDTL Agreement”), provided by a lender group led by Bank of America, as administrative agent, and guaranteed by Opal Fuels LLC, a direct subsidiary of the Company, and certain of its direct and indirect subsidiaries. $35 million of the loan commitments under the DDTL Agreement (the “Term A-2 Commitments”) were specifically allocated to the following renewable natural gas production projects: (i) New River, located in Raiford, Florida, (ii) Pine Bend, located in Inver Grove Heights, Minnesota and (iii) Noble Road, located in Shiloh, Ohio, in each case subject to certain project specific conditions set forth in the DDTL Agreement.

On September 29, 2022, Borrower and the other parties to the DDTL Agreement entered into that Amendment No. 3 (“Amendment No. 3”) to the DDTL Agreement. Amendment No. 3 amended the DDTL Agreement (a) to extend from September 30, 2022 to (i) October 31, 2022 the availability period for the borrowing under the Term A-2 Commitments of up to an aggregate of $25 million in Term A-2 Loans, and (ii) March 31, 2023 the availability period for the borrowing under the Term A-2 Commitments of a single final borrowing of Term A-2 Loans not to exceed $10 million, to be made upon Borrower’s certification to the satisfaction of certain final conditions specifically applicable to the New River and Pine Bend projects, and (b) to amend the principal repayment amortization schedule for Term A-2 Loans.

This summary of the DDTL Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the DDTL Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

10.1	Amendment No. 3 to Delayed Draw Term Loan and Guaranty Agreement, dated September 29, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2022

OPAL Fuels Inc.

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer